SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                 Current Report Pursuant to Section 13 OR 15(d)
                     Of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) March 4, 2002
                                                         -------------

                               NUWAY ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


    DELAWARE                      33-43423                        65-0159115
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(State or other                 (Commission                    (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
   formation)


19100 Von Karman Avenue, Suite 450, Irvine CA                            92612
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (949) 553-8002
                              ---------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.


Item 5.  Other Events and Regulation FD Disclosure.


         On March 4, 2002 the Registrant announced that the Registrant entered into a Securities Exchange Agreement with Omega Music Group, LLC. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1.


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

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NUWAY ENERGY, INC.


Dated: March 6, 2002                By: /s/ TODD SANDERS
                                       -----------------------------------------
                                       Todd Sanders
                                       President



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